Exhibit 99.1 Leader in Targeted Protein Modulation Nurix Therapeutics Blazing a New Path in Medicine Investor Presentation January 2023

Important Notice and Disclaimers This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix”, the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding our future financial or business plans; our ability to fund our operating activities into the fourth quarter of 2024; our future performance, prospects and strategies; future conditions, trends, and other financial and business matters; our current and prospective drug candidates; the planned timing and conduct of the clinical trial programs for our drug candidates; the planned timing for the provision of clinical updates and initial findings from our clinical studies; the potential advantages of our DELigase™ platform and drug candidates; the extent to which our scientific approach and DELigase™ platform may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our current and anticipated drug candidates. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) risks and uncertainties related to Nurix’s ability to advance its drug candidates, obtain regulatory approval of and ultimately commercialize its drug candidates; (ii) the timing and results of clinical trials; (iii) Nurix’s ability to fund development activities and achieve development goals; (iv) the impact of macroeconomic conditions, including as a result of the COVID-19 pandemic, increasing financial market volatility and uncertainty, inflation and rising interest rates on Nurix's clinical trials and operations; (v) Nurix’s ability to protect intellectual property and (vi) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2022, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Nurix’s own internal estimates and research. While Nurix believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source. 2

Nurix Drugs Engage Ligases for the Treatment of Cancer Targeted Protein Modulation: TPM = TPD + TPE A Powerful Targeted Protein Cellular System Elevation (TPE) Harness ligases to decrease specific protein levels Inhibit ligases to increase specific protein levels Targeted Protein Ubiquitin is ligated to Degradation target proteins to tag them for degradation by (TPD) the proteasome 3

Nurix Is Advancing Four Wholly Owned Clinical Programs with a Deep Pipeline of Proprietary and Partnered Novel Targets

MOA	Drug program	Target/delivery	Therapeutic area	Preclinical	Phase 1	Phase 2	Phase 3
TPD	**NX-2127** Degrader	BTK-IKZF *Oral*	B-cell malignancies			✓ Advanced to Ph 1b in CLL ✓ Efficacy established in CLL ✓ Single agent CR in DLBCL	
TPD	**NX-5948** Degrader	BTK *Oral*	B-cell malignancies			✓ Dosed first patient in U.K. ✓ Demonstrated BTK degradation ✓ IND cleared for U.S. enrollment	
TPE	**NX-1607** Inhibitor	CBL-B *Oral*	Immuno-Oncology			✓ Demonstration of CBL-B inhibition with novel biomarker ✓ IND cleared for U.S. enrollment	
TPE	**DeTIL-0255** Cell therapy	*Ex vivo CBL-B inhibition*	Gynecologic malignancies			✓ Dosed first patient ✓ Completed safety run-in	
TPM	Wholly owned & partnered	15 targets	Multiple				

Progress since January 2022

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Significant Advancement of the Collaboration Pipeline during 2022, Including Targets Considered Undruggable Ligand Degrader Cellular In vivo Oral DC Discovery Discovery Profiling Profiling exposure nomination Target 1 Target 2 Target 3 Target 4 Druggable Targets Target 5 Difficult-to-Drug Targets Target 6 Progress since May 2022 Target 7 Target 8 • Novel ligands identified for multiple unprecedented targets Target 9 • 14 drug discovery milestones achieved to date (over $37M) • Option to co-develop and co-promote 4 drug candidates Target 10 • Does not include 5 wholly-owned Nurix discovery programs 5

A First-In-Class Franchise of BTK Degraders:
NX-2127 & NX-5948

NX-2127

BTK DEGRADATION
& IMMUNOMODULATION

- Positive clinical activity in CLL patients, including responses in patients with BTK or BCL2 mutations
- Active in the clinic against multiple BTK inhibitor-resistant mutations
- Complete response observed in a patient with DLBCL
- Phase 1b cohort expansion for CLL patients is ongoing
- Dose exploration is ongoing for patients with NHL



NX-5948

BTK DEGRADATION

- Clinical evidence of potent BTK degradation in all patients tested
- Active in vitro against multiple BTK inhibitor-resistant mutations
- Crosses blood brain barrier and degrades BTK in brain-resident lymphoma cells and microglia in animal models
- Activity in multiple models of autoimmune disease
- Phase 1a dose escalation trial ongoing in U.K. and IND accepted in the U.S.

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Nurix BTK Degrader Franchise: Two BTK Degraders to Cover the Landscape of B-cell Malignancies

NX-2127 for BTK inhibitor resistance in CLL and for aggressive NHL

NX-5948 may be the degrader of choice for single-target therapy with potential in autoimmunity



Established Targets
BTK
(e.g., Ibrutinib-$7B)
Both
Immuno-modulatory
(e.g., lenalidomide-$13B)
CLL
WM
MCL
MZL
DLBCL
FL
NX-5948
NX-2127
NX-2127
BTKi resistance, deepen responses
Improve activity vs BTKi
Expand role for BTK target in combination with other mechanisms

Size of bubble=annual incidence in US and EU

B-CELL MALIGNANCIES ANNUAL INCIDENCE (US & EU)	
Chronic Lymphocytic Leukemia (CLL)	39,700
Diffused Large B-Cell Lymphoma (DLBCL)	55,100
Follicular Lymphoma (FL)	26,200
Mantle cell lymphoma (MCL)	6,200
Marginal Zone Lymphoma (MZL)	10,700
Waldenstrom's macroglobulinemia (WM)	6,300

Estimates based on 2020 incidence from DRG, GlobalData and secondary research; EU comprised of France, Germany, Italy, Spain and UK

BTK, Bruton tyrosine kinase; DLBCL, Diffuse large B cell lymphoma; CLL, Chronic lymphocytic leukemia, SLL, small lymphocytic lymphoma; MCL, Mantle cell lymphoma; WM, Waldenstrom's macroglobulinemia; MZL, Marginal zone lymphoma; FL, Follicular lymphoma; NHL, non-Hodgkin lymphoma

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Resistance to Noncovalent BTK Inhibitors Presents a New and Growing Challenge to Treatment “Our data suggest potential new therapeutic approaches to overcome the newly described BTK inhibitor resistance mechanisms. For example, these data provide a rationale for therapies aimed at addressing the potential scaffold function of BTK rather than inhibiting BTK kinase activity.” Source: Wang et al, N Engl J Med 2022;386:735-43 8

Nurix Degraders Directly Address Emerging Resistance Mutations and BTK Scaffolding Activity Many of the mutations that confer resistance Treatment with BTK inhibitors is to BTK inhibitors lack kinase activity changing the resistance landscape C481S 600 T474I WT 400 M437R 200 L528W V416L 0 0 50 100 150 [ATP] (μM) Montoya et al, ASH 2022 Wang E, et al. NEJM 2022 9 Kinase Activity Peptide Phos (RFU/min)

NX-2127 is Active Against Both Wildtype and Mutant BTK Potential to treat patients who failed both covalent and non-covalent BTK inhibitors 125 WT C481S 100 L528W 75 NX-2127 is capable of degrading V416L not only C481S, but also the novel M437R 50 BTK mutations observed post treatment with pirtobrutinib 25 0 NX-2127 (nM) 10 0.01 0.1 1 10 100 1000 10000 %BTK Remaining

NX-2127 is a Dual Acting Agent That Also Degrades Immunomodulatory Cereblon Neosubstrate Aiolos Aiolos Degradation in T Cells • Activity of NX-2127 is pegged to approved agents with well-established efficacy and safety • Dual activity potentially addresses alternative resistance mechanism in CLL • Emerging clinical data supports pathway combination approach in ABC-subtype DLBCL • Dual mechanism shows strong benefit in MCL where both classes of agents are approved single agents NX-2127 degradation of Aiolos in human T cells occurs at a similar potency to lenalidomide and pomalidomide 11

NX-2127-001: Trial Design

Phase 1 trial in adults with relapsed/refractory B-cell malignancies

Dose escalation

Objectives:

- Assess safety and tolerability
- Identify maximum tolerated dose (MTD) & biologically active dose
- Evaluate PK/PD

Dose level 3
300 mg

Dose level 2
200 mg

Dose level 1
100 mg

Dose level –1
50 mg

Oral daily dosing

Dose expansion options

CLL failed 2 or more prior treatments including a BTK inhibitor and regardless of baseline BTK mutation status (up to 40)

– INITIATED –

DLBCL (up to 20)

MCL, MZL, WM (up to 20)

FL (up to 20)

- CLL Phase 1b expansion cohort ongoing at 100 mg dose
  - MTD not established
  - 100 mg dose chosen as expansion dose based on PD, clinical activity and safety profile
- Phase 1a dose escalation is ongoing at 200 mg and 300 mg doses for patients with NHL (e.g., DLBCL, MCL, MZL, WM, FL)

BTK, Bruton tyrosine kinase; **CLL**, chronic lymphocytic leukemia; **DLBCL**, diffuse large B-cell lymphoma; **FL**, follicular lymphoma; **MCL**, mantle cell lymphoma; **MZL**, marginal zone lymphoma; **PD,** pharmacodynamics; **PK,** pharmacokinetics; **WM**, Waldenstrom's macroglobulinemia

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Baseline Characteristics Elderly population with multiple prior lines of targeted therapies and acquired mutations CLL Overall population Characteristics (n=23) (N=36) Median age, years (range) 75 (61–90) 75 (50–92) Female, n (%) 9 (39.1) 13 (36.1) Male, n (%) 14 (60.9) 23 (63.9) Lines of prior therapy, median (range) 5 (2–11) 4 (2–11) BTKi, n (%) 23 (100) 31 (86.1) Pirtobrutinib, n (%) 8 (34.8) 11 (30.6) BTKi and BCL2i, n (%) 18 (78.3) 19 (52.8) cBTKi, ncBTKi, and BCL2i, n (%) 7 (30.4) 7 (19.4) a BTK mutation present , n (%) 10 (48) 11 (35) C481 5 (24) 5 (16) L528W 4 (19) 4 (13) T474 3 (14) 4 (13) V416L 1 (5) 1 (3) a BCL2 mutation present , n (%) 4 (19) 4 (13) a PLCG2 mutation present , n (%) 0 (0) 1 (3.2) a Specific mutations are not additive as some patients have multiple BTK mutations Data cutoff: September 21, 2022 13 Mutations were tested by NGS centrally in those patients with available samples (n=31 in total population; n=21 in CLL population)

NX-2127 plasma trough concentration (ng/mL) NX-2127 Leads to Robust BTK Degradation and Decrease in B-cell Activation Circulating plasma CCL4 Patients with CLL (100 mg) 30 5000 in patients with CLL (100 mg) 30000 3750 20 CCL4 measured in 25000 patient plasma with an 2500 ELISA-based assay 20000 HMPCORE1 (Rules 10 15000 Based Medicine) 1250 10000 0 0 5000 0 5 10 15 20 25 30 LLOQ= 59-64 pg/mL 0 Days of treatment C1D1 C1D8 Visit BTK MFI in B cells (n=18) Plasma trough concentration (n=14) • Daily treatment with NX-2127 resulted in a rapid and sustained suppression of BTK (CD19+) as measured in patient whole blood using a flow cytometry assay. BTK suppression target of 80% reached consistently (data not shown here) • Robust decrease of plasma CCL4 by Cycle 1 Day 8 and suppression was maintained through Cycle 2 Day 1, consistent with clinically observed lymphocytosis occurring in majority of patients with nodal disease by Cycle 1 Day 8 • NX-2127 treatment also resulted in degradation of cereblon neo-substrate Ikaros Data cutoff: September 21, 2022 BTK, Bruton’s tyrosine kinase; CCL4, C–C motif ligand 4; LLOQ, lower limit of quantification 14 BTK Levels (MFI±SEM) pg/mL

NX-2127 Preliminary Efficacy

Positive Initial Findings in CLL

Disease-evaluable patients	n=15
Objective response rate,[a] % (95% CI)	33 (12–62)
Best response, n (%)	
CR	0 (0)
PR	5 (33.3)
SD	5 (33.3)
PD	2 (13.3)
NE[b]	3 (20)

[a]Objective response rate includes CR + CRi + nPR + PR-L + PR
[b]Patients who discontinued after a single assessment of SD are considered as NE



Maximim % change in SPD from baseline
100
50
0
-50
-100
Two or more prior treatments including:
BTKi
BTKi and BCL2i ('Double exposed')
BTK mutation at baseline
Treatment ongoing

***One patient, not shown above, with prior BTKi and BCL2i treatment and with a *BTK* mutation detected at baseline, had no nodal disease at baseline. Their treatment is ongoing with a PR**

BCL2i, B-cell lymphoma-2 inhibitor; **BTK**, Bruton's tyrosine kinase; **BTKi**, BTK inhibitor; **CR**, complete response; **CRi**, complete response with incomplete count recovery; **NE**, not evaluable; **PD**, progressive disease; **PR**, partial response; **SD**, stable disease

Data cutoff: September 21, 2022

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First Demonstration of Clinical Activity of a Degrader Against a Range of BTK Mutations NX-2127 Preliminary Efficacy in Patients with CLL BTK degradation in CLL patients Disease-evaluable patients 100 with known BTK mutation status BTK WT 6000 BTK Kinase Dead BTK WT; n=11 50 5000 BTK Kinase Dead (C481R, L528W and V416L); n=5 BTK Kinase Proficient 4000 BTK Kinase Proficient (C481S and T474F/I); n=4 3000 0 2000 1000 -50 0 0 5 10 15 20 25 30 Days of Treatment -100 Patients with kinase dead mutations are classified as kinase dead regardless of co-occurrence of kinase proficient mutations • BTK degradation of 80% achieved in CLL patients including those harboring BTK C481, T474, L528, and V416 resistance mutations Data cutoff: September 21, 2022 16 BTK Levels (MFI±SEM) Maximim %change in SPD from baseline

Two Heavily Pre-Treated Patients with Non-GCB DLBCL Enrolled in NX-2127 Phase 1 Dose-Escalation

	Patient #1	Patient #2
Subtype	Non-GCB (ABC subtype) Double-hit, BCL2/BCL6	Non-GCB (ABC subtype)
Dose	100 mg	300 mg
Time on Study	3.5 months	5 months and ongoing
Priors	4	4
Response(s)	Stable Disease (SD) at 8w → Progressive Disease (PD)	Complete Response (CR)* at 8w confirmed at 16w

Patient #2	Baseline demographic and disease characteristics
Age; Relevant medical history	84; aortic regurgitation, diastolic dysfunction, aspergillosis sinus infection
Cancer Diagnosis	1988: Waldenstrom's macroglobulinemia (WM) 2015: Diffuse large B-cell lymphoma (DLBCL) ABC subtype
Prior treatments for DLBCL	2015: Rituximab + CHOP followed by focal axillary irradiation 2017: Rituximab + ICE 2018: Rituximab, mogamulizumab (anti-CCR4), and magrolimab (anti-CD47) 2019: Rituximab, ibrutinib, and lenalidomide (RIL)
Disease features at study entry	Stage IV, MYD88 mutated and CXCR4 mutated
Time on study	Ongoing, Cycle #6 (5 months)

*CR per Lugano criteria

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Data as reported October 26, 2022

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Rapid BTK Degradation and Confirmed Complete Response Following NX-2127 Therapy FDG-PET CT Scan Disease Assessment Baseline Week 16 % BTK remaining in CD19+ B cells Bladder 100 Bladder Patient #2 300 mg 80 60 40 20 0 0 5 10 15 20 25 30 Day % BTK calculated in PBMC Significant Ikaros and Aiolos degradation also SUV: Standard confirmed by day 8 Max SUV: 17.6 Normal SUV Max SUV: 2.5 Uptake Value Deauville 5PS: 5 Deauville 5PS: 2 • Complete response at first assessment (Week 8) and confirmed at subsequent assessment (Week 16) • Safety: No DLT or SAE. Grade 3 neutropenia without infection, resolved with G-CSF. No Rx interruptions. 18 Data as reported October 26, 2022 % BTK Remaining (Relative to C1D1 Pre-dose)

NX-2127: First-in-Class BTK Degrader Demonstrates Early Signs of Meaningful Clinical Activity in Both CLL and NHL Chronic lymphocytic leukemia (CLL) • Objective responses observed in CLL patients who failed a median of 6 prior lines of therapy including patients who failed BTK inhibitors and BCL2 inhibitors • Objective responses observed in patients whose tumors harbor BTK mutations known to cause resistance to both covalent and non-covalent BTK inhibitors Next steps: Enrollment in Phase 1b is ongoing with clinical update planned for H2 2023 Non-Hodgkin lymphoma (NHL) • Rapid and complete response in a patient with advanced relapsed/refractory non-GCB DLBCL following four prior lines of therapy Next steps: Enrollment in Phase 1a is ongoing at the 200 mg and 300 mg doses in patients with NHL with clinical update planned for H2 2023. 19

NX-5948-301: Trial Design Phase 1 trial in adults with relapsed/refractory B-cell malignancies Dose escalation Dose expansion options • Phase 1a dose escalation is ongoing at clinical sites in the U.K. Objectives: CLL/SLL without C481 mutation (up to 20) • Assess safety and tolerability • Plans to initiate U.S. sites in early • Identify maximum tolerated dose (MTD) 2023 CLL/SLL with C481 mutation & biologically active dose (up to 20) Dose level 4 • Evaluate PK/PD 300 mg Dose level 3 MCL, MZL, WM (up to 20) 200 mg Dose level 2 100 mg FL (up to 20) Dose level 1 50 mg DLBCL (up to 20) Oral daily dosing CLL, chronic lymphocytic leukemia; DLBCL, diffuse large B-cell lymphoma; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; PD, pharmacodynamics; PK, pharmacokinetics; WM, Waldenstrom's macroglobulinemia 20

First Report of BTK Degradation with NX-5948 in Patients with B Cell Malignancies Initial proof of mechanism • Rapid and sustained Patien t 1 (50mg) 15000 degradation of BTK Patien t 2 (50mg) 12500 Patien t 3 (50mg) • Robust BTK Patient 4 (50mg) degradation observed 10000 Patien t 5 (100mg) in all patients tested to Patien t 6 (100mg) 7500 Patien t 7 (100mg) date 5000 • Dose escalation 2500 ongoing in patients with 0 relapsed/refractory B 0 5 10 15 20 25 30 cell malignancies Day BTK levels are evaluated in real time in a FACS-based assay on whole blood from patients treated with NX-2127 21 BTK Levels (Mean Fluorescence Intensity)

Targeting CBL-B Enhances Antitumor Response A Master Orchestrator of the Immune System CBL-B mediated mechanisms strongly restrains a productive anti-tumor response Lymph node T cell CBL-B Blood CBL-B inhibition increases: Tumor • DC and NK infiltration and function Dying Tumor DC tumor • T cell priming • Cytotoxic T cells function Dying T cell • Ability of T cells to resist tumor tumor NK cell immunosuppressive mechanisms: Treg, MDSC, and TGF-β 22

NX-1607 Mechanism of Action: Intramolecular Glue


NX-1607
HELIX
RING
TKB
Y363
HELIX
RING
TKB
Y363
RING
HELIX
TKB
1. Kinase
2. E2/substrate
Substrate protein
E2
RING
p
pY363
HELIX
TKB

NX-1607 acts as an intramolecular glue forcing CBL-B in its folded **INACTIVE** state

Closed State **INACTIVE**

Opened State

Phosphorylation locks CBL-B in the **ACTIVE** Conformation


Immune Response


Immune Response

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NX-1607 Increases IL-2 and IFN-γ Secretion in TCR Stimulated Primary Human T cells


IL-2 Anti-CD3
IL-2 pg/mL
1000
750
500
250
0
0.01
1
100
10000
nM NX-1607
20 pg/mL
IL-2 Anti-CD3/CD28
IL-2 pg/mL
60000
40000
20000
0
0.01
1
100
10000
nM NX-1607
2400 pg/mL
IFN-γ Anti-CD3
IFNγ pg/mL
5000
4000
3000
2000
1000
0
0.01
1
100
10000
nM NX-1607
340 pg/mL
IFN-γ Anti-CD3/CD28
IFNγ pg/mL
12500
10000
7500
5000
2500
0
0.01
1
100
10000
nM NX-1607
980 pg/mL

NX-1607 increases TCR stimulation-dependent production of IL-2 and IFN-γ in primary human T cells

NX-1607 has no impact in the absence of T cell stimulation as measured by proliferation, activation, or cytokine release

- Cytokine Response
- Baseline Response

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Single-Agent NX-1607 Induces Antitumor Response in Multiple Models NX-1607 NX-1607 NX-1607 Reduced Tumor Volume Prolonged Survival Reduced Tumor Volume Colorectal Triple-Negative Breast B Cell Lymphoma Vehicle 1400 100 Vehicle NX-1607 1200 NX-1607 75 1000 <0.0001 p= 800 50 600 p<0.0001 400 25 200 0 0 20 25 30 0 25 50 75 100 125 150 Days post implant Days post implant NX-1607 30 mg/kg day 7 to 46 NX-1607 30 mg/kg day 16 to 28 Shaded area indicates dosing period 25 % Survival 3 Tumor Volume (mm )

NX-1607 and Anti-PD-1 Synergize to Enhance Anti-tumor Effects and Survival of Mice in Multiple Tumor Models Colorectal (CT26) Colorectal (MC38) Triple-Negative Breast (4T1) Day 28 4T1 Lung Metastases p<0.01 15000 p<0.01 10000 5000 200 100 0 Vehicle NX-1607 anti-PD-1 NX-1607+anti-PD-1 Shaded area indicates dosing period: NX-1607 (30 mg/kg, PO daily) and anti-PD-1 twice a week at 10 mg/kg dosing period 26 # Metastatic Colonies

NX-1607-101: Phase 1 first-in-human clinical trial design Two-Part Phase 1 Monotherapy Trial of NX-1607 in Relapsed or Refractory Tumors Cohort Expansion Dose Escalation Objectives: Melanoma • Assess safety and tolerability Squamous Cell Carcinoma of the • Identify maximum tolerated dose Head and Neck (HNSCC) • Evaluate PK/PD including Dose Non-small Cell Lung Cancer proprietary biomarkers Level 4 (NSCLC) Platinum Resistant Epithelial Dose Ovarian Cancer (EOC) Level 3 Dose Gastric Cancer Level 2 Metastatic Castration Resistant Oral daily dosing Prostate Cancer (mCRPC) Dose Level 1 Mixed Solid Tumor Cohort Diffuse Large B-cell Lymphoma with Richter Transformation (DLBCL-RT) Checkpoint resistant tumors Immunosuppressive microenvironment Poorly immunogenic tumors 27

UbiScan Identified Direct CBL Substrates Within the T Cell Receptor (TCR) Signaling Cascade Decreased signal represents direct substrates ubiquitinated by CBL-B ligase activity Inhibiting CBL-B decreases ubiquitination of important T Cell receptor signaling molecules 28

Phospho-Protein Flow Cytometry Assay Identified P  roximal Biomarkers Phosphorylation of proximal biomarkers in CD8+ T cells • Stimulated human PBMCs with or without CBL-B inhibition • Cells were stained with a panel of phospho-specific antibodies for proteins downstream the TCR signaling • Expression levels were assessed by flow cytometry • Overlapping results from orthogonal assays (Ubiscan) provided confidence in proximal biomarker signals 29

Dose Dependent Increases of CBL-B Proximal Biomarker Correlates with Antitumor Effects of NX-1607 Pharmacodynamic relationship in mice following NX-1607 dosing 100 80 60 Efficacious 40 Range 20 0 0.1 1 10 100 NX-1607 (mg/kg) In vivo efficacy observed between 10-60 mpk which corresponds to ~20-60% pHS1+ CD8+ T Cells 30 %Phosho pHS1+/CD8+ mouse T Cells

Characterization of a Novel Biomarker and First Evidence of Target Engagement for a CBL-B Inhibitor in the Clinic Human whole blood and dose projection modeling Clinical data Maximal % pHS1+ expressing CD8+ T cells observed in C1D1 31

CBL-B Inhibition Has the Potential To Be the Small Molecule Centerpiece of Immuno-Oncology Therapy Post-ICI (Melanoma, NSCLC, Prostate, MSS Colorectal Ovarian, Gastric DLBCL (including Richter’s) TNBC, Meso, Urothelial, etc) Low-Immunogenicity Tumors Suppressive TME Acquired Resistance T-Cell Dysfunction Immune Checkpoint Failure or Resistant Single-Agent Monotherapy Anti-LAG3 Cell Therapy Anti-TIGIT (TIL, TCR, NX-1607 Bi-specific mAb NKCAR) Potential Combinations with FDA-Approved Agents Immune Bispecific T-cell Immunogenic Cell Antibody-Drug Cell Therapy PARPi ADCC mAb’s Checkpoint Engager (BiTE) Death Chemo Conjugates (ADC) (CART) Inhibitors Blinatumomab Rituximab, Pembrolizumab, Paclitaxel, Trastuzumab CART Olaparib, Herceptin, Nivolumab, Cemiplimab Platinums Emtansine, Rucaparib, Trastuzumab Ipilimumab, Polatuzumab Talazoparib Atezolizumab, Avelumab, vedotin-piiq Durvalumab 32

Defining Success in 2023 B-cell malignancies Immune oncology Platform & pipeline Research NX-5948 NX-1607 NX-2127 pipeline • Present initial clinical • Present initial clinical • Select new targeted • Present updated data from Phase 1a data from Phase 1a protein degrader Phase 1 clinical data in H2 2023 in H2 2023 development candidate in H2 2023 • Define Phase 1b • Define Phase 1b • Achieve substantial • Define regulatory dose for cohort dose for cohort research collaboration strategy based on expansion in H2 expansion in H2 milestones throughout FDA feedback in H2 2023 2023 2023 2023 33 Note: All anticipated timing is based on calendar-year periods

Strong Financial Position $414M in cash and investments as of August 31, 2022 R&D collaboration details: • Funded through key readouts for all clinical programs • Gilead $45M upfront and up to $2.3B in development, regulatory • Cash runway into Q4 2024 excluding any future potential and sales milestones plus milestones from collaborations royalties Cumulative Milestones • Sanofi $77M upfront and 40,000 expansion payments and up to $2.5B in development, regulatory 35,000 and sales milestones plus 30,000 royalties 25,000 • Nurix option for 50/50 U.S. co- 20,000 development for two drug 15,000 candidates per partner 10,000 5,000 0 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 34 $(000)

Thank you